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                                                                    Exhibit 10.1
                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT, dated as of July 11, 1996, between Dr. George N. Faris ("Holder"), and AMERICAN INTERNATIONAL PETROLEUM CORPORATION, a Nevada corporation (the "Issuer").

                              W I T N E S S E T H:

            WHEREAS, in connection with Amendment No. 1, dated October 13, 1995, to the employment agreement between the Issuer and Holder, (the "Amendment"), Holder has acquired from the Issuer 900,000 shares of Common Stock (the "Shares"); and

            WHEREAS, the shareholders of the Company have approved the Amendment and Holder and the Issuer wish to enter into this Agreement, pursuant to which, and upon the terms and subject to the conditions of which, Holder shall have certain registration rights for shares of Common Stock issued as aforesaid;

            NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

      1.    Registration Rights for Shares.

            (a) Piggyback Rights. If, at any time during which Holder owns any of the Shares, the Issuer proposes to file a registration statement with respect to any class of securities (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form) under the Securities Act of 1933, as amended (the "Securities Act") the Issuer shall notify the Holder at least twenty (20) days prior to the filing of such registration statement and will offer to include in such registration statement all or any portion of the Shares. At the written request of the Holder, delivered to the Issuer within ten
(10) days after receipt of the Issuer's notice, the Holder shall state the number of Shares that it wishes to sell or distribute publicly under the proposed registration statement. The Issuer will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause such registration statement to become effective as promptly as practicable. In that regard, the Issuer makes no representations or warranties as to its ability to have the registration statement declared effective. In the event the Issuer is advised by the staff of the SEC, NASDAQ or any self-regulatory or state securities agency that the inclusion of the Shares will prevent, preclude or materially delay the effectiveness of a registration statement filed by the Issuer with respect to any securities other than the Shares, the Issuer, in good faith, may amend such registration statement to exclude the Shares without otherwise affecting the Holder's rights herein with respect to any other registration statement.

            (b) Demand Rights. Upon the request of Holder made by notice in writing to the Issuer on any one occasion at any time after the employment of Holder with the Issuer is terminated and prior to December 31, 1999, the Issuer will use its best efforts to register the Shares under the Securities Act on any form available to the Issuer which would permit the sale of the Shares as contemplated herein. The Issuer shall file the registration statement with respect to the Shares as promptly as practicable after receipt of the notice from Holder, and the Issuer shall use its best efforts to keep such registration statement in effect and maintain compliance with each federal and state securities law or regulation and to list the Shares on the Issuer's principal market for the period necessary for Holder to effect a sale or other disposition of such Shares (but in no event for a period greater than two years). If Holder's notice requests the Issuer to register less than all of the Shares, the Issuer shall include in such Registration Statement only such number as Holder requests, and Holder shall have no other right to seek registration of the
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balance of the Shares, except pursuant to the "piggyback" rights described above.

            (c) Underwriter's Restrictions. If a registration statement is filed with respect to an underwritten registration on behalf of the Issuer, and if the underwriter thereof advises the Issuer in writing that, in its opinion, the number of Shares requested or demanded to be included in such registration statement exceeds the number that can be sold in such offering without materially adversely affecting the distribution of securities by the underwriter, then the Holder shall delay his offering and sale for such period ending on the earliest of (a) 90 days following the effective date of the Issuer's registration statement or (b) such date as the Issuer, managing underwriter and Holder shall otherwise agree. In the event of such delay, the Issuer shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such Holder to make his proposed offering and sale for a minimum period of ninety (90) days immediately following the end of such period of delay.

            (d) Rule 144 Exception. Notwithstanding anything herein, the Issuer shall not be required to file a registration statement to include the Shares pursuant to this Agreement if, in the opinion of counsel for the Issuer, all of the Shares proposed to be disposed of may be transferred pursuant to the provisions of Rule 144(k) under the Securities Act.

            (e) Buy-out of Registration Rights. In lieu of carrying out its obligations to effect a registration of any Shares pursuant to this Agreement, the Issuer may carry out such obligation by offering to purchase and purchasing such Registrable Securities requested to be registered at an amount in cash equal to the last reported sale price of the Common Stock on the principal market on which it is traded on the day the request for Registration is made.

            (f) Registration Procedures. Except as otherwise provided in this Agreement, the Issuer shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each registration statement, and the distribution of any preliminary prospectus included in the registration statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other securityholders. The Issuer may require Holder to furnish to the Issuer such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act or by any state securities law or by the National Association of Securities Dealers, Inc. to be included in such registration statement or which may otherwise be necessary to comply with the requirements of any thereof. The Issuer shall pay all reasonable and customary expenses in connection with the exercise of the rights contained in this Section , other than brokerage and selling commissions incurred by Holder.

      2.    Indemnification.

            (a) Indemnification by Parties. In the event of any registration of a security pursuant to this Agreement, the Issuer shall indemnify the Holder against all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made unless such statement or omission was made in reliance upon and in conformity with information furnished to the Issuer by the Holder expressly for use therein. The Holder shall also indemnify the Issuer, its officers and directors and each underwriter of the Shares so registered with respect to losses, claims, damages and liabilities caused by any untrue statement or omission made in reliance upon and in conformity with information furnished by the Holder to the Issuer for use in such registration statement or prospectus.


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            (b) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section , notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for herein shall be available to any party who shall fail to give notice as provided herein if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party otherwise than under this Agreement. In case any such action, suit or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, to the extent that it shall wish, jointly with the Issuer and/or any other indemnifying party similarly notified, with counsel satisfactory to such indemnified party, at its own expense. If, upon request of the indemnified party, the indemnifying party agrees, which agreement may be withheld absolutely, that the indemnified party may assume the defense of any such action, suit or proceeding, and the indemnifying party approves of counsel selected by the indemnified party, the indemnified party may assume such defense, and the indemnifying party shall not be liable to the indemnified party for any legal or other expenses, except as provided below. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of one counsel or one law firm shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

      3. Specific Performance. The Issuer and Holder acknowledge that remedies at law for the enforcement of this Agreement may be inadequate and intend that this Agreement shall be specifically enforceable.

      4. Section Headings. The Section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said Sections .

      5. Notices. All notices and other communications hereunder shall be in writing and shall be personally delivered, sent by overnight courier or mailed by registered or certified mail to the parties at such address as either shall have furnished to the other in writing. Notices hereunder shall be deemed to have been duly given when delivered personally or by courier or five (5) days after mailing, when mailed to the party entitled to receive the same.

      6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    AMERICAN INTERNATIONAL
                                          PETROLEUM CORPORATION

                                    By: /s/ Denis J. Fitzpatrick
                                       -------------------------
                                       Denis J. Fitzpatrick,
                                          Vice President

                                    /s/ George N. Faris
                                    ----------------------------
                                          George N. Faris


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